SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 14:	SUBSEQUENT EVENTS

1.	On July 25, 2016, the Company executed an Asset Purchase Agreement, according to which, the Company sold GME business operation including the intellectual property, know-how and technology primarily related to GME, for a total consideration of $1.75 million, as part of the Company’s execution of its decision during March 2016, to re-focus its business (see note 2d).

2.	On August 2, 2016, the Company executed an amendment to the Agreement and Plan of Merger dated November 30, 2015 in connection with the Undertone acquisition (the “Merger Agreement”), pursuant to which, the Company paid $22 million and eliminated approximately $36 million of future payment obligations due under the Merger Agreement.